UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 7, 2019
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 1.01.	Entry into a Material Definitive Agreement.

Effective as of October 7, 2019, BioRestorative Therapies, Inc. (the “Company”) issued a convertible promissory note to Auctus Fund, LLC (“Auctus”) in the principal amount of $850,000 (the “Auctus Note”) pursuant to a debt financing in which the Company received net proceeds of $773,500.  The Company used the net proceeds of the financing to prepay a convertible promissory note.  The Auctus Note provides for the payment of the principal amount, together with interest at the rate of 12% per annum, on April 7, 2020.  The Auctus Note is convertible, at the option of Auctus, into shares of common stock of the Company at a conversion price generally equal to 58% of the market price of the Company’s common stock at the time of conversion.  In consideration of the loan, the Company issued to Auctus a five-year warrant for the purchase of 100,000 shares of common stock of the Company at an exercise price of $0.35 per share, subject to adjustment (the “Auctus Warrant”).

The foregoing descriptions of the Auctus Note and the Auctus Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Auctus Note and the Auctus Warrant in the forms filed as Exhibits 10.1 and 10.2 to this Current Report, which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02.	Unregistered Sales of Equity Securities.

See Item 1.01 above.

For the above-referenced securities issuance, the Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering. For such transaction, the Company did not use general solicitation or advertising to market the securities, Auctus had access to information regarding the Company (including information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q for the periods ended March 31, 2019 and June 30, 2019, Current Reports on Form 8-K filed with the Securities and Exchange Commission and press releases made by the Company), and management of the Company was available to answer questions from Auctus.  The Company reasonably believes that Auctus is an accredited investor.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1 Convertible Promissory Note, dated October 7, 2019, issued by BioRestorative Therapies, Inc. to Auctus Fund, LLC.

10.2 Warrant, dated October 7, 2019, issued by BioRestorative Therapies, Inc. to Auctus Fund, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2019                                                        BIORESTORATIVE THERAPIES, INC.

                                                                                              By:_/s/____________________________________
                                                                                                    Mark Weinreb
                                                                                                    Chief Executive Officer